OHIO NATIONAL FUND, INC.

Supplement dated February 28, 2020

to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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ON Foreign Portfolio

ON International Equity Portfolio

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On February 12, 2020, the Board of Directors of Ohio National Fund, Inc. approved a reorganization pursuant to which the assets of the ON Foreign Portfolio (the “Target Portfolio”) would be acquired, and its liabilities would be assumed, by the ON International Equity Portfolio, which effective April 29, 2020, will be renamed the ON BlackRock Advantage International Equity Portfolio (the “Survivor Portfolio”), in exchange for shares of the Survivor Portfolio. The Target Portfolio would then be liquidated, and shares of the Survivor Portfolio would be distributed to Target Portfolio shareholders.

Under the reorganization, Target Portfolio shareholders would receive shares of the Survivor Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Portfolio shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. Information statement materials describing the reorganization are expected to be mailed later in 2020. If the closing conditions are satisfied, the reorganization is expected to occur during the second quarter of 2020. The information statement materials will describe the expected date of the reorganization with more specificity. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

The Reorganization does not require your approval, and you will not be asked to vote.

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Investors Should Retain this Supplement for Future Reference